Restructuring and Other Charges	12 Months Ended
Dec. 31, 2017
Restructuring and Related Activities [Abstract]
Restructuring and Other Charges
4.	Restructuring and Other Charges

Over the past several years, we have adopted plans to restructure portions of our operations. These plans were approved by our Board of Directors and were designed to reduce operational and administrative overhead costs throughout the business. In 2015, we incurred $63 million in restructuring and related costs including asset write-downs of $10 million, primarily related to European cost reduction efforts, exiting the Marzocchi suspension business, headcount reductions in Australia and South America, and the closure of a JIT plant in Australia, of which $46 million was recorded in cost of sales, $11 million in SG&A, $1 million in engineering expense, $4 million in depreciation and amortization expense and $1 million in other expense. In 2016, we incurred $36 million in restructuring and related costs including asset write-downs of $6 million, primarily related to manufacturing footprint improvements in North America Ride Performance, headcount reduction and cost improvement initiatives in Europe and China Clean Air, South America and Australia, of which $17 million was recorded in cost of sales, $12 million in SG&A, $1 million in engineering, $2 million in other expense and $4 million in depreciation and amortization expense. In 2017, we incurred $72 million in restructuring and related costs including asset write-downs of $3 million, primarily related to the planned closing a Clean Air Belgian JIT plant in response to the end of production on a customer platform, closing an OE Clean Air manufacturing plant and downsizing Ride Performance operations in Australia, the required relocation of our Beijing Ride Performance plant outside of the Beijing area and other cost improvement initiatives, of which $41 million was recorded in cost of sales, $28 million in SG&A and $3 million in depreciation and amortization expense.

Amounts related to activities that are part of our restructuring plans are as follows:

	December 31, 2016 Restructuring Reserve	2017 Expenses	2017 Cash Payments	Impact of Exchange Rates	December 31, 2017 Restructuring Reserve
	(Millions)
Employee Severance, Termination Benefits and Other Related Costs	$15	49	(41)	2	$25

On January 31, 2013, we announced our intent to reduce structural costs in Europe by approximately $60 million annually. During the first quarter of 2016, we reached an annualized run rate on this cost reduction initiative of $49 million. With the disposition of the Gijon plant, which was completed at the end of the first quarter of 2016, the annualized rate essentially reached our target of $55 million, at the current exchange rates at that time. In 2015, we incurred $63 million in restructuring and related costs, of which $22 million was related to this initiative. In 2016, we incurred $36 million in restructuring and related costs, of which $20 million was related to this initiative and certain ongoing matters. For example, we closed a plant in Gijon Spain in 2013, but subsequently re-opened it in July 2014 with about half of its prior workforce after the employees’ works council successfully filed suit challenging the closure decision. Pursuant to an agreement we entered into with employee representatives, we engaged in a sales process for the facility. In March of 2016, we signed an agreement to transfer ownership of the aftermarket shock absorber manufacturing facility in Gijon, Spain to German private equity fund Quantum Capital Partners A.G. (QCP). The transfer to QCP was effective March 31, 2016 and under a three year manufacturing agreement, QCP will also continue as a supplier to Tenneco.

On July 22, 2015, we announced our intention to discontinue our Marzocchi motorcycle fork suspension product line and our mountain bike suspension product line, and liquidate our Marzocchi operations. These actions were subject to a consultation process with the employee representatives and in total eliminated approximately 138 jobs. We employed 127 people at the Marzocchi plant in Bologna, Italy and an additional 11 people in our operations in North America and Taiwan. In November 2015, we closed on the sale of certain assets related to our Marzocchi mountain bike suspension product line to the affiliates of Fox Factory Holding Corp.; and in December 2015, we closed on the sale of the Marzocchi motorcycle fork product line to an Italian company, VRM S.p.A. These actions were a part of our ongoing efforts to optimize our Ride Performance product line globally while continuously improving our operations and increasing profitability. We recorded charges of $29 million in 2015 related to severance and other employee related costs, asset write-downs and other expenses related to the closure.

On June 29, 2017, we announced a restructuring initiative to close our Clean Air manufacturing plant in O’Sullivan Beach, Australia and downsize our Ride Performance plant in Clovelly Park, Australia when General Motors and Toyota end vehicle production in the country, which occurred in October 2017. All such restructuring activities related to this initiative are expected to be completed by the first quarter of 2018. We recorded total charges related to this initiative of $21 million in 2017 including asset write-downs of $2 million. The charges included severance payments to employees, the cost of decommissioning equipment, a lease termination payment and other costs associated with this action. In 2017, we continued the relocation of production out of our Ride Performance plant in Beijing for which we incurred $6 million of restructuring and related costs. In the first quarter of 2017, we recognized a $10 million charge, including asset write-downs of $1 million, related to the planned closing of our Clean Air JIT plant in Ghent, Belgium due to the scheduled end of production on a customer platform in 2020. We incurred an additional $35 million in restructuring and related costs for cost improvement initiatives at various other operations around the world.

Under the terms of our senior credit agreement that took effect on May 12, 2017, we are allowed to exclude, at our discretion, (i) up to $35 million in 2017 and $25 million each year thereafter of cash restructuring charges and related expenses, with the ability to carry forward any amount not used in one year to the next following year, and (ii) up to $150 million in the aggregate of all costs, expenses, fees, fines, penalties, judgments, legal settlements and other amounts associated with any restructuring, litigation, claim, proceeding or investigation related to or undertaken by us or any of our subsidiaries, together with any related provision for taxes, incurred in quarterly period ending after May 12, 2017 in the calculation of the financial covenant ratios required under our senior credit facility. As of December 31, 2017, we had elected not to exclude any of the $185 million of allowable cash charges and related expenses recognized in 2017 for restructuring related costs and antitrust settlement against the $35 million annual limit for 2017 or the $150 million aggregate limit under the terms of the senior credit facility.